                                                                   Exhibit 10.57


                                 ASSIGNMENT AND
                               SECURITY AGREEMENT


                            Dated as of August , 1998

                                       by

                       YORK POWER FUNDING (CAYMAN) LIMITED


                                       to


                              THE BANK OF NEW YORK,
                               as Collateral Agent

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

              1.1.  Definitions.....................................................................2

                                   ARTICLE II
                    ASSIGNMENT AND GRANT OF SECURITY INTEREST

              2.1.  Assignment and Grant of Security Interest.......................................6
              2.2.  Security Interest Absolute......................................................7
              2.3.  Power of Attorney...............................................................8
              2.4.  Inspection and Verification....................................................10

                                   ARTICLE III
                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

              3.1.  Title and Authority............................................................11
              3.2.  Validity, Perfection and Priority of Lien......................................11
              3.3.  No Liens; Other Financing Statements...........................................12
              3.4.  Chief Executive Office; Name; Records..........................................13
              3.5.  Additional Statements and Schedules............................................13
              3.6.  Further Actions................................................................13

                                   ARTICLE IV
                        SPECIAL PROVISIONS CONCERNING INVENTORY AND EQUIPMENT

              4.1.  Maintenance of Insurance; Protection of Security Interest......................14
              4.2.  Location of Inventory and Equipment............................................14
              4.3.  Inventory Records..............................................................14

                                    ARTICLE V
                    SPECIAL PROVISIONS CONCERNING RECEIVABLES
                                 AND INSTRUMENTS

              5.1.  Additional Representations and Warranties......................................14
              5.2.  Maintenance of Records; Legending of Records...................................15
              5.3.  Modification of Terms; No Payment to Grantor...................................15
              5.4.  Collection.....................................................................15
              5.5.  Direction to Account Debtors, Contracting Parties..............................15
              5.6.  Instruments....................................................................16



                                   ARTICLE VI
                     SPECIAL PROVISIONS CONCERNING CONTRACTS

              6.1.  Security Interest in Contract Rights...........................................16
              6.2.  Further Protection.............................................................17
              6.3.  Liabilities Under Receivables and Contracts....................................17
              6.4.  Remedies.......................................................................17

                                   ARTICLE VII
                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

              7.1.  Remedies; Obtaining the Funding Company Security Agreement Collateral
                    upon Default...................................................................18
              7.2.  Remedies; Disposition of the Funding Company Security Agreement
                    Collateral.....................................................................19
              7.3.  Waiver.........................................................................20
              7.4.  No Waiver; Remedies Cumulative.................................................21
              7.5.  Discontinuance of Proceedings..................................................21

                                  ARTICLE VIII
                                  MISCELLANEOUS

              8.1.  Notices........................................................................22
              8.2.  Amendment......................................................................22
              8.3.  Successors and Assigns.........................................................22
              8.4.  Survival.......................................................................22
              8.5.  Section Headings...............................................................23
              8.6.  Severability...................................................................23
              8.7.  Grantor's Duties...............................................................23
              8.8.  Continuing Security Interest...................................................23
              8.9.  Termination; Release...........................................................23
              8.10.  Reinstatement.................................................................23
              8.11.  Counterparts..................................................................24
              8.12.  Governing Law; Submission to Jurisdiction.....................................24
              8.13.  Conflict with Intercreditor Agreement.........................................25
              8.14.  Entire Agreement..............................................................25
              8.15.  Collateral Agent..............................................................25



SCHEDULES
SCHEDULE I -                        Filing Offices
----------
SCHEDULE II -                       Instruments
-----------
SCHEDULE III -                      Copyrights
-------------
SCHEDULE IV -                       Patents
------------
SCHEDULE V -                        Trademarks
-----------
SCHEDULE 3.4(A) -                   Chief Executive Offices
---------------
SCHEDULE 4.2 -                      Locations of Funding Company Security Agreement Collateral
-------------


                        ASSIGNMENT AND SECURITY AGREEMENT

                  ASSIGNMENT AND SECURITY AGREEMENT, dated as of August 4, 1998 (this "FUNDING COMPANY SECURITY AGREEMENT"), made by York Power Funding (Cayman) Limited, a limited liability company incorporated under the laws of the Cayman Islands (the "GRANTOR") in favor of THE BANK OF NEW YORK, a New York banking corporation, as collateral agent for the benefit of the Secured Parties (the "COLLATERAL AGENT").



                              W I T N E S S E T H:

                  WHEREAS, Grantor is a limited liability company established for the sole purpose of issuing the Securities in its individual capacity as principal and as agent acting on behalf of the U.S. Guarantors pursuant to the Indenture and to make loans to the Project Borrowers pursuant to the Project Loan Agreements;

                  WHEREAS, Grantor has simultaneously with the execution and delivery of this Agreement issued and sold the Initial Securities pursuant to the Indenture;

                  WHEREAS, pursuant to the Trinidad Project Loan Agreement, Grantor intends to make the Trinidad Project Loan to the Trinidad Project Borrower and pursuant to the U.S. Project Loan Agreement, Grantor intends to make the U.S. Project Loan to the U.S.
Guarantors.

                  WHEREAS, to secure its obligations under the Finance Documents, the Grantor is entering into this Funding Company Security Agreement with the Collateral Agent, pursuant to which the Collateral Agent, acting on behalf of the Secured Parties, will obtain a continuing Lien on and perfected security interest in the Funding Company Security Agreement Collateral; and

                  NOW, THEREFORE, in consideration of the premises hereby and the agreements, provisions and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1.  DEFINITIONS.

                  (a) For all purposes of this Funding Company Security Agreement, capitalized terms used but not otherwise defined herein shall have the meaning set forth in APPENDIX A of the Indenture.

                  (b) The following terms shall have the following respective meanings unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Commercial terms used herein and not otherwise defined shall have the meaning specified for such terms in the Uniform Commercial Code as in effect in the State of New York.

                  "CHATTEL PAPER" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  "CONTRACT RIGHTS" shall have the meaning specified in SECTION
6.1 (Security Interest in Contract Rights).

                  "CONTRACTS" shall mean all contracts to which the Grantor now is, or hereafter will be, bound, or a party, beneficiary or assignee, including all exhibits, schedules and appendices thereto, and all other instruments, agreements and documents executed and delivered with respect to such contracts, and all revenues, rentals, Proceeds and other sums of money due and to become due from any of the foregoing, as the same may be modified, supplemented or amended from time to time in accordance with their terms.

                  "COPYRIGHTS" shall mean all of the following now owned or hereafter acquired by the Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on SCHEDULE III.

                  "DOCUMENTS" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  "EQUIPMENT" shall mean all "equipment" (as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction), now or hereafter owned or leased by the Grantor and, in any event, shall include, but shall not be limited to, all equipment used in connection with the Site, all machinery, manufacturing equipment, data processing equipment, computers, tools, office equipment, appliances, furniture, furnishings, fixtures, spare parts, vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "EVENT OF DEFAULT" shall mean an "event of default" (or any correlative term) under SECTION 5.1 (Events of Default) of the Indenture.

                  "GENERAL INTANGIBLES" shall mean all "general intangibles" (as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction) now or hereafter owned by the Grantor and shall include, but not be limited to, all Trademarks, trademark applications, trademark registrations, prints, labels, and service marks (whether or not registered), including logos and/or designs, Copyrights, Patents, patent applications, goodwill of the Grantor's business symbolized by any of the foregoing, trade secrets, license rights, license agreements, permits, franchises, and any rights to tax refunds to which the Grantor are now or hereafter may be entitled.

                  "INSTRUMENTS" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  "INVENTORY" shall mean all of the inventory of the Grantor of every type or description, including all "inventory" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction, now owned or hereafter acquired and wherever located, including without limitation, whether raw, in process or finished, all materials usable in processing the same and all documents of title covering any inventory, including but not limited to work in process, materials used or consumed in the Grantor's business, now owned or hereafter acquired or manufactured by the Grantor and held for sale in the ordinary course of its business; all present and future substitutions therefor, parts and accessories thereof and all additions thereto; and all proceeds thereof and products of such inventory in any form whatsoever.

                  "INVENTORY RECORDS" shall mean all books, records and other property and General Intangibles at any time relating to the Inventory.

                  "INVESTMENT PROPERTY" shall mean "investment property" as such term is defined in the Uniform Commercial Code in effect in any relevant jurisdiction.

                  "OBLIGATIONS" shall mean all obligations and liabilities of the Grantor in respect of (a) the principal and premium (if any) of and interest on the Securities pursuant to the Indenture, (b) all fees payable under this Agreement or any other Transaction

Document and (c) all other amounts due and to become due to the Grantor or the Collateral Agent pursuant to this Funding Company Security Agreement or any other Transaction Document to which the Grantor is a party, including, without limitation, (i) expenses, attorneys' fees and accountants' fees chargeable to the Grantor, indemnities and interest which would accrue on any of the foregoing, (ii) any and all sums advanced by the Collateral Agent in order to preserve the Funding Company Security Agreement Collateral or preserve the Collateral Agent's Security Interest in the Funding Company Security Agreement Collateral and (iii) in the event of any proceeding for the collection or enforcement of the Obligations, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Funding Company Security Agreement Collateral, or of any exercise by the Collateral Agent of its rights under this Funding Company Security Agreement, together with reasonable attorneys' fees and court costs related thereto.

                  "PATENTS" shall mean all of the following now owned or hereafter acquired by the Grantor: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on SCHEDULE IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "PROCEEDS" shall mean "proceeds" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant Law and, in any event, shall include, but shall not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Grantor, with respect to any of the Funding Company Security Agreement Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Funding Company Security Agreement Collateral by any Governmental Authority (or any person acting under color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Funding Company Security Agreement Collateral.

                  "RECEIVABLES" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction and in any event shall include, but not be limited to, all of the Grantor's rights to payment for goods (including, without limitation, electricity) sold or leased, or services performed, by the Grantor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, contract rights (including any and all rights to liquidated damage payments), document, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Grantor to secure the foregoing, (ii) all of each of the Grantor's right, title and interest in and to any goods (including, without limitation, electricity), the sale of which gave rise thereto, (iii) all guarantees, warranties, endorsements, indemnifications or collateral on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of the Grantor or any computer bureau from time to time acting for the Grantor, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or the Collateral Agent, and certificates from filing or other registration officers, (vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.

                  "SECURITY INTEREST" shall have the meaning assigned to such term in SECTION 2.1.

                  "TRADEMARKS" shall mean all of the following now owned or hereafter acquired by the Grantor: (a) all trademarks, service marks, tradenames, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any political subdivision thereof, and all extensions or renewals thereof, including those listed on
SCHEDULE V, (b) all goodwill associated therewith or symbolized thereby, and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                                   ARTICLE II

                    ASSIGNMENT AND GRANT OF SECURITY INTEREST

                  SECTION 2.1. ASSIGNMENT AND GRANT OF SECURITY INTEREST. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, whether now existing or hereafter arising and however evidenced, the Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest (the "SECURITY INTEREST"), in all of the Grantor's right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired, arising or created, and wherever located: (i) all Receivables, (ii) all Documents, (iii) all Equipment, (iv) all General Intangibles, (v) all Inventory, (vi) all Investment Property, (vii) all Contracts and Contract Rights, (viii) all cash collateral accounts and securities accounts established with respect to the Grantor, including, without limitation, the Depositary Accounts and all checking, savings, deposit or other accounts of the Grantor and all monies, cash, securities, investment property, financial assets, insurance policies and instruments deposited, credited or required to be deposited or credited in such cash collateral, securities or other account and all security entitlements with respect thereto, now or at any time hereafter in the possession or under the control of the Grantor or its bailees and any interest therein, (ix) all Governmental Approvals, PROVIDED that any Governmental Approval which by its terms or by operation of law would become void, voidable, terminable or revocable if mortgaged, pledged, charged or assigned hereunder or if a security interest therein were granted hereunder are expressly excepted and excluded from the Lien and the terms of this Funding Company Security Agreement to the extent necessary so as to avoid such voidness, voidability, terminability or revocability, (x) without limiting the generality of the foregoing, all other personal property, goods, Instruments, Chattel Paper, credits, claims, demands, assets, and books and records, customer lists, ledger cards, credit files, print-outs, and other materials and records pertaining to any of the foregoing, of the Grantor, whether now existing or hereafter acquired from time to time, and (xi) any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and all products and Proceeds thereof (all of the above collectively, the "FUNDING COMPANY SECURITY AGREEMENT COLLATERAL"). The Funding Company Security Agreement Collateral hereunder expressly excludes and the Security Interest granted thereupon shall not attach to the amount of the transaction fee paid by the Sponsor to the Grantor and the paid-up share capital of the Grantor, in an initial aggregate amount equal to US$2000.00. Subject to Permitted Liens, such Security Interest shall be a first priority security interest.

                  (b) The Security Interest granted to the Collateral Agent pursuant to this Funding Company Security Agreement extends to all Funding Company Security Agreement Collateral of the kind which is the subject of this Funding Company Security Agreement which the Grantor may acquire at any time during the continuation of this Funding Company Security Agreement, whether such Funding Company Security Agreement Collateral is in transit or in the Grantor's, the Collateral Agent's, or any other Person's constructive, actual or exclusive occupancy or possession until the release thereof pursuant to SECTION 8.7 (Termination; Release).

                  (c) The assignments and security interests under this Funding Company Security Agreement granted to the Collateral Agent, for the benefit of the Secured Parties, shall not relieve the Grantor from the performance of any term, covenant, condition or agreement on the Grantor's part to be performed or observed under or in respect of any of the Funding Company Security Agreement Collateral pledged by it hereunder or from any liability to any Person under or in respect of any of such Funding Company Security Agreement Collateral or impose any obligation on the Collateral Agent to perform or observe any such term, covenant, condition or agreement on the Grantor's part to be so performed or observed or impose any liability on the Collateral Agent for any act or omission on the part of the Grantor or for any breach of any representation or warranty on the part of the Grantor contained in this Funding Company Security Agreement or any Finance Document, or in respect of the Grantor pledged by it hereunder or made in connection herewith or therewith. The obligations of the Grantor contained in this paragraph shall survive the termination of this Funding Company Security Agreement and the discharge of the Grantor's other obligations hereunder.

                  (d) This Funding Company Security Agreement shall create a continuing Security Interest in the Funding Company Security Agreement Collateral and shall remain in full force and effect until the Debt Termination Date.

                  SECTION 2.2. SECURITY INTEREST ABSOLUTE. The Grantor shall not challenge or question in any proceeding the validity or enforceability of this Funding Company Security Agreement, as a whole or any term or provision contained herein or therein or the validity of any Lien or financing statement in favor of the Collateral Agent created hereunder. To the extent permitted by Applicable Law, all rights of the Collateral Agent and all security interests hereunder shall be absolute and unconditional irrespective of:

                  (a) any invalidity, irregularity or unenforceability of all or any part of the Obligations, any Transaction Document, or any other agreement or instrument relating thereto, or any amendment, change or modification of any of the Transaction Documents;

                  (b) any impairment, modification, change, exchange, release or subordination of or limitation on, any liability to, or stay of actions or lien enforcement proceedings against, the Grantor, its property, or its estate in bankruptcy resulting from any bankruptcy, arrangement, readjustment, composition, liquidation, rehabilitation or similar proceeding against or otherwise involving or affecting the Grantor;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from or exercise or non-exercise of any right under any Transaction Document or any other agreement or instrument relating thereto;

                  (d) any change in the time, order or method of attachment or perfection of Liens or the filing or recording of financing statements or other Security Documents and irrespective of anything contained in any filing or agreement to which any Secured Party may now or hereafter be a party;

                  (e) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of, or consent to departure from, any guaranty for all or any of the Obligations; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor or any third party pledgor, guarantor or obligor.

                  SECTION 2.3. POWER OF ATTORNEY. (a) The Grantor hereby irrevocably constitutes and appoints the Collateral Agent or any Person, officer or agent whom the Collateral Agent may designate, as the Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, at the Grantor's cost and expense, to exercise at any time in the Collateral Agent's discretion all or any of the following powers, which, being coupled with an interest, shall be irrevocable until the Debt Termination Date:

                     (i) to receive, take, endorse, sign, assign and deliver,
                  all in the Collateral Agent's or the Grantor's name, any and all checks, notes, drafts, and other documents or instruments relating to the Funding Company Security Agreement Collateral;

                     (ii) to receive, open and dispose of all mail addressed to the Grantor and to notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent designates;

                     (iii) to request from account debtors of the Grantor, in
                  the Grantor's name or that of the Collateral Agent or that of the Collateral Agent's designee, information concerning the Receivables and the amounts owing thereon;

                     (iv) to transmit to account debtors indebted on Receivables notice of the Collateral Agent's interest therein;

                     (v) to notify account debtors indebted on Receivables to
                  make payment directly to the Collateral Agent;

                     (vi) to take or bring, in the Grantor's name or in the
                  Collateral Agent's name, all steps, actions, suits or proceedings deemed by the Collateral Agent to be necessary or desirable to enforce or effect collection of the Receivables;

                     (vii) to prepare, sign and file any Uniform Commercial Code financing statements or file this Funding Company Security Agreement in the name of the Grantor as debtor;

                     (viii) if the Grantor shall have failed to do so in a
                  timely manner, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the covenants of the Grantor contained in any Transaction Document to which the Grantor is party;

                     (ix) to sign and endorse any invoices, freight or express
                  bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Funding Company Security Agreement Collateral;

                     (x) to defend any suit, action or proceeding brought
                  against the Grantor with respect to any of the Funding Company Security Agreement Collateral;

                     (xi) to settle, compromise or adjust any suit, action or
                  proceeding described in the preceding clause (x) and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate;

                     (xii) generally, to sell or transfer and make any agreement with respect to or otherwise deal with any of the Funding Company Security Agreement Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Funding Company Security Agreement Collateral and the Liens of the Collateral Agent thereon;

                     (xiii) to execute, in connection with any foreclosure, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Funding Company Security Agreement Collateral; and

                     (xiv) to exercise the Grantor' rights under any Contract in accordance with SECTION 6.3 (Liabilities Under Receivables and Contracts) hereof;

PROVIDED, HOWEVER, that the Collateral Agent shall not exercise its powers under clauses (ii), (vi), (ix), (x), (xi), (xii) or (xiii) unless an Event of Default has occurred and is continuing and in accordance with SECTION 7.1 (Remedies; Obtaining the Funding Company Security Agreement Collateral Upon Default) of this Funding Company Security Agreement.

                  (b) The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. The Grantor hereby acknowledges and agrees that in acting pursuant to this power-of-attorney, the Collateral Agent shall be acting in its own interest and the Grantor acknowledges and agrees that the Collateral Agent shall have no fiduciary duties to the Grantor and the Grantor hereby waives any claims to the rights of a beneficiary of a fiduciary relationship hereunder.

                  SECTION 2.4. INSPECTION AND VERIFICATION. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, no more often than once each year, unless an Event of Default has occurred and is continuing, at any reasonable time or times, in each case, upon ten (10) days' written notice and at the Grantor's own cost and expense, to inspect the Funding Company Security Agreement Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Funding Company Security Agreement Collateral is located, to discuss the Grantor's affairs with the appropriate officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of or any other matter relating to the Funding Company Security Agreement Collateral, including, in the case of Receivables or Funding Company Security Agreement Collateral in the possession of any third party, by contacting account debtors or the third party possessing such Funding Company Security Agreement Collateral for the purpose of making such a verification.

                                   ARTICLE III

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  The Grantor hereby represents, warrants and covenants to the Collateral Agent, which representations, warranties and covenants shall survive execution and delivery of this Funding Company Security Agreement, as follows:

                  SECTION 3.1. TITLE AND AUTHORITY. The Grantor has good and valid rights in and title to the Funding Company Security Agreement Collateral, subject to Permitted Liens, with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Funding Company Security Agreement Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Funding Company Security Agreement, without the consent or approval of any Person other than any consent or approval that has been obtained.


                  SECTION 3.2.  VALIDITY, PERFECTION AND PRIORITY OF LIEN.

                  (a) Upon execution and delivery by the parties hereto, this Funding Company Security Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Funding Company Security Agreement Collateral, subject to permitted Liens, and Proceeds thereof owned by the Grantor, and when financing statements in appropriate form are filed in the offices specified on
SCHEDULE I hereto, the Lien created under this Funding Company Security Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Grantor in such Funding Company Security Agreement Collateral and the Proceeds thereof where security interests can be perfected by filing, in each case prior and superior in right to any other Person, subject to Permitted Liens, except for any variations therefrom that could not reasonably be expected to result in a Material Adverse Effect.

                  (b)(i) Fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Funding Company Security Agreement Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule I hereof, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest in favor of the Collateral Agent in respect of all Funding Company Security Agreement Collateral (other than Fixtures, except Fixtures appurtenant to the Site) in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements and except that recordation of the Security Interest in the United States Patent and Trademark Office may be necessary with respect to Funding Company Security Agreement Collateral consisting of Patents and Trademarks and recordation of the Security Interest, in addition to registration of any unregistered copyrights, in the United States Copyright Office may be necessary with respect to Funding Company Security Agreement Collateral consisting of Copyrights. The Grantor will pay any applicable filing fees and related expenses. The Grantor authorizes the Collateral Agent to file any such financing statements without the signature of the Grantor.

                  (ii) The Instruments listed on SCHEDULE II hereto, which, as of the date hereof, constitute all Instruments of the Grantor, and all other Chattel Paper have been stamped to indicate the Security Interest of the Collateral Agent, on behalf of the Secured Parties.

                  (c) The Grantor shall ensure and warrants that fully executed Funding Company Security Agreements in the form hereof and containing a description of all Funding Company Security Agreement Collateral consisting of Intellectual Property shall have been received and recorded, within three (3) months after the execution of this Funding Company Security Agreement with respect to the United States Patents and United States registered Trademarks (and Patents and Trademarks for which United States registration applications are pending) and within one (1) month after the execution of this Funding Company Security Agreement with respect to United States registered Copyrights, by the United States Patent and Trademark Office and the United States Copyright Office, as applicable, pursuant to 35 U.S.C. 261, 15 U.S.C. 1060 or 17 U.S.C. 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent in respect of all Funding Company Security Agreement Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Funding Company Security Agreement Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof.)

                  SECTION 3.3. NO LIENS; OTHER FINANCING STATEMENTS. (a) Except for the Lien granted to the Collateral Agent, the Grantor owns and will continue to own, valid and, if applicable, marketable title in and to each item of the Funding Company Security Agreement Collateral free and clear of any and all Liens other than Permitted Liens and the Grantor shall defend the Funding Company Security Agreement Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                  (b) Other than financing statements filed in connection herewith, there is no financing statement (or similar statement or instrument of registration under the Laws of any jurisdiction) covering or purporting to cover any interest of any kind in the Funding Company Security Agreement Collateral. The Grantor will not execute or authorize any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Funding Company Security Agreement Collateral to be filed in any public office, except financing statements filed or to be filed in respect of and covering the Security Interests granted hereby or pursuant to the other Security

Documents to the Collateral Agent by the Grantor and financing statements filed in respect of and covering Permitted Liens.

                  SECTION 3.4. CHIEF EXECUTIVE OFFICE; NAME; RECORDS. (a) The chief executive office and principal place of business of the Grantor is located c/o Queensgate SPV Services, Limited, P.O. Box 1093 GT, Compass Center, 2nd Floor, Crewe Road, Grand Cayman, Cayman Islands. The originals of all documents evidencing all Contracts and Receivables of the Grantor, and the only original books of accounts and records concerning the Funding Company Security Agreement Collateral are, and will continue to be, kept at, and controlled and directed (including, without limitation, for general accounting purposes) from, the chief executive office of the Grantor as set forth on SCHEDULE 3.4(a), or at such new location for such chief executive office as the Grantor may establish in accordance with SECTION 3.4(b).

                  (b) The Grantor shall not establish a new location for its chief executive office or change its name or the name under which it presently conducts its business unless (i) it has given to the Collateral Agent not less than sixty (60) days' prior written notice of its intention so to do, clearly describing such new location or specifying such new name, as the case may be, and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location or such new name, as the case may be, the Grantor shall have taken all action, satisfactory to the Collateral Agent, to maintain the Security Interest of the Collateral Agent in the Funding Company Security Agreement Collateral at all times fully perfected and in full force and effect.

                  SECTION 3.5. ADDITIONAL STATEMENTS AND SCHEDULES. The Grantor shall execute and deliver to the Collateral Agent, from time to time, for its convenience in maintaining a record of the Funding Company Security Agreement Collateral, such written statements and schedules as the Collateral Agent may reasonably require, designating, identifying or describing the Funding Company Security Agreement Collateral.

                  SECTION 3.6. FURTHER ACTIONS. The Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent or to the appropriate governmental authorities from time to time such lists, descriptions and designations of its Funding Company Security Agreement Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Funding Company Security Agreement Collateral and other property or rights covered by the Security Interest hereby granted by the Grantor, which it or the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its Security Interest in the Funding Company Security Agreement Collateral within seven (7) days after any request by the Collateral Agent or such earlier date as may be required by Applicable Law or necessary to preserve or protect the Security Interests in the Funding Company Security Agreement Collateral granted by the Grantor pursuant to this Funding Company Security Agreement, including the payment of any fees and taxes required in connection with the execution and delivery of this Funding Company Security Agreement, the granting of the Lien created hereby and the filing of any financing statements or other documents in connection herewith.



                                   ARTICLE IV

              SPECIAL PROVISIONS CONCERNING INVENTORY AND EQUIPMENT

                  SECTION 4.1. MAINTENANCE OF INSURANCE; PROTECTION OF SECURITY INTEREST. The Grantor shall carry with respect to the Funding Company Security Agreement Collateral and its use such insurance as shall be required under the Trinidad Project Loan Agreement, the U.S. Project Loan Agreement or any of the Project Documents.

                  SECTION 4.2. LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment owned on the date hereof by the Grantor is located at one of the locations on SCHEDULE 4.2 (other than Equipment undergoing repairs). The Grantor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) one of the locations on SCHEDULE 4.2.

                  SECTION 4.3. INVENTORY RECORDS. The Grantor shall maintain, at its own cost and expense, satisfactory and complete Inventory Records.


                                    ARTICLE V

                    SPECIAL PROVISIONS CONCERNING RECEIVABLES
                                 AND INSTRUMENTS

                  SECTION 5.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. As of the time when each of its Receivables arises, the Grantor shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will (subject to dispute, return, replacement, settlement or compromise) represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of services or the sale and delivery of the goods listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for purposes other than general accounting purposes), (iii) will (subject to dispute, return, replacement, settlement or compromise) evidence true and valid obligations, enforceable in accordance with their respective terms, not subject to the fulfillment of any contract or condition whatsoever unless set forth in the writing and not subject to any defenses, set-offs or counterclaims or stamp or other taxes, and will not constitute a breach or violation of any Applicable Laws, and (iv) will be in compliance and will conform with the Security Interest granted.

                  SECTION 5.2. MAINTENANCE OF RECORDS; LEGENDING OF RECORDS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables for at least five (5) years from the date on which the Receivable comes into existence, including, but not limited to, records of all payments received and all credits granted thereon, and the Grantor will make the same available to the Collateral Agent for inspection in accordance with SECTION 2.4. The Grantor shall, at its own cost and expense, deliver all tangible evidence that the Collateral Agent may request of its Receivables (including, without limitation, all documents evidencing the Receivables) and books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by the Grantor) at any reasonable time during normal business hours upon the Collateral Agent's demand. The Grantor shall take all reasonable action to legend the Receivables, Chattel Paper and Contracts, as well as books, records and documents of the Collateral Agent evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  SECTION 5.3. MODIFICATION OF TERMS; NO PAYMENT TO GRANTOR. After the occurrence of an Event of Default, the Grantor shall not rescind or cancel any indebtedness evidenced by any Receivable or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Collateral Agent, except in the ordinary course of business. The Grantor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect and will do nothing to impair the rights of the Collateral Agent in the Receivables.

                  SECTION 5.4. COLLECTION. The Grantor shall take all commercially reasonable actions to cause to be collected from the account debtors of each of the Receivables, as and when due (including Receivables that are delinquent, such Receivables to be collected in accordance with customary commercial collection procedures in the power generation industry), any and all amounts owing under or on account of such Receivables, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivables. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Grantor, the Collateral Agent or any other Person, shall be paid by the Grantor.

                  SECTION 5.5. DIRECTION TO ACCOUNT DEBTORS, CONTRACTING PARTIES. (a) After the occurrence of an Event of Default, in accordance with the Intercreditor Agreement, the Grantor agrees that the Collateral Agent may, at its option, directly notify the account debtors or obligors with respect to any Receivables and/or under any Project Document to make payments with respect thereto directly to it.

                  (b) Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to be bound by any collection, compromise, forgiveness, extension or other action taken by the Collateral Agent with respect to the Receivables and/or the Documents. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the Grantor, the Collateral Agent or any other Person, shall be paid by the Grantor.

                  SECTION 5.6. INSTRUMENTS. If any of the Receivables becomes evidenced by an Instrument, the Grantor shall promptly notify the Collateral Agent thereof, and within ten (10) days of request by the Collateral Agent therefor, shall deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder. Notwithstanding the foregoing, at such time that an Event of Default shall have occurred and be continuing for at least ten (10) days, or at such time as the Grantor shall own or acquire any Instruments, the Grantor shall deliver all Instruments to the Collateral Agent within ten (10) days, appropriately endorsed to the order of the Collateral Agent as further security hereunder.

                                   ARTICLE VI

                     SPECIAL PROVISIONS CONCERNING CONTRACTS

                  SECTION 6.1. SECURITY INTEREST IN CONTRACT RIGHTS. The Grantor's grant, pursuant to SECTION 2.1 (Assignment and Grant of Security Interest), to the Collateral Agent, of a security interest in all of its right, title and interest in and to each and all of the Contracts and the contract rights thereunder, includes, but is not limited to:

                  (i) all (A) rights to payment under any Contract and (B)
              payments due and to become due under any Contract, in each case whether as contractual obligations, damages or otherwise;

                  (ii) all of its claims, rights, powers, or privileges and
              remedies under any Contract; and

                  (iii) all of its rights under any Contract to make
              determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract to demand, receive, enforce, or collect any of the foregoing rights or any property the subject of any of the Contracts, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which, in the reasonable opinion of the Collateral Agent, may be necessary or advisable in connection with any of the foregoing (the Contracts, together with all of the foregoing in this SECTION 6.1, the "CONTRACT RIGHTS");

PROVIDED, HOWEVER, that, unless an Event of Default shall have occurred and be continuing, notwithstanding anything else herein to the contrary, the Grantor may, subject to the terms and provisions of the U.S. Project Loan Agreement and the Trinidad Project Loan Agreement, exclusively exercise all of its rights, powers, privileges and remedies under the Contracts, other than the right to receive monies due or to become due under the Contracts.

                  SECTION 6.2. FURTHER PROTECTION. Subject to the terms and conditions of the Intercreditor Agreement, the Grantor warrants and forever shall defend its title to the Contract Rights against the claims and demands of any other Person, except those made pursuant to Permitted Liens, and hereby grants the Collateral Agent full power and authority, upon the occurrence or during the continuance of an Event of Default, to take all actions as the Collateral Agent reasonably deems necessary or advisable to effectuate the provisions set forth in this sentence.

                  SECTION 6.3. LIABILITIES UNDER RECEIVABLES AND CONTRACTS. Anything herein to the contrary notwithstanding (including, without limitation, the grant of any rights to the Collateral Agent), the Grantor shall remain liable under this Agreement and each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder and under or with respect to the Funding Company Security Agreement Collateral, all in accordance with the terms of any agreement giving rise to each such Receivable or Contract. Except as the parties hereto may otherwise agree, the Collateral Agent shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto), Contract or with respect to the Funding Company Security Agreement Collateral by reason of or arising out of this Funding Company Security Agreement or the receipt by the Collateral Agent of any payment relating to such Receivable or Contract pursuant hereto, nor shall the Collateral Agent be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  SECTION 6.4. REMEDIES. Upon the occurrence of any Event of Default, the Collateral Agent shall have the rights set forth in ARTICLE VII hereof, and in addition may, subject to the terms of the Intercreditor Agreement
(i) enforce all remedies, rights, powers and privileges of the Grantor under any or all of the Contracts, (ii) sell or assign any or all of the Contract Rights which may be sold or assigned at public or private sale upon at least ten (10) days' prior written notice and/or (iii) substitute itself or any nominee or trustee in lieu of the Grantor as party to any of the Contracts and to notify the obligor of any Contract Right (the Grantor hereby agreeing to deliver any such notice at the request of the Collateral Agent) that all payments and performance under the relevant Contract shall be made or rendered to the Collateral Agent or such other Person as the Collateral Agent may designate.


                                   ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

                  SECTION 7.1. REMEDIES; OBTAINING THE FUNDING COMPANY SECURITY AGREEMENT COLLATERAL UPON DEFAULT. (a) Subject to the terms of the Intercreditor Agreement and the Trinidad Project Loan Agreement, upon the occurrence and during the continuance of an Event of Default and after the expiration of any applicable grace or cure periods, the Collateral Agent, acting pursuant to the Intercreditor Agreement, shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and all rights now or hereafter existing under all other Applicable Laws to enforce this Funding Company Security Agreement and the Security Interest contained herein, and, in addition, subject to any Applicable Laws then in effect, the Collateral Agent may, in addition to its other rights and remedies hereunder, including without limitation under SECTION 7.2 (Remedies; Disposition of the Funding Company Security Agreement Collateral) and
SECTION 7.5 (Discontinuance of Proceedings) of this Funding Company Security Agreement, and also the rights of the Collateral Agent under any of the Finance Documents, do any of the following:

                  (i) personally, or by agents, trustees or attorneys, immediately take possession of the Funding Company Security Agreement Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Grantor's premises or such other Person's premises where any of the Funding Company Security Agreement Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantor;

                  (ii) instruct the obligor or obligors of any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Funding Company Security Agreement Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent, PROVIDED that such agreement or instrument permits such payment; and

                  (iii) take possession of the Funding Company Security Agreement Collateral or any part thereof, by directing the Grantor in writing to turn over the same to the Collateral Agent at the Site or, to the extent such Funding Company Security Agreement Collateral may be moved, to deliver the same to the Collateral Agent at any other place or places designated by the Collateral Agent, in which event the Grantor shall, at its own expense, (A) forthwith turn over the same to the Collateral Agent at one of the locations on
SCHEDULE 4.2 or at such other location as the Grantor may establish in accordance with SECTION 4.2 (Location of Inventory and Equipment) or cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent, as the case may be; (B) store and keep any Funding Company Security Agreement Collateral so turned over or delivered to the Collateral Agent at one of the locations on SCHEDULE 4.2 or at such other location as the Grantor may establish in accordance with SECTION 4.2 (Location of Inventory and Equipment) or at such place or places pending further action by the Collateral Agent as provided in SECTION 7.2 (Remedies; Disposition of the Funding Company Security Agreement Collateral) hereof; and (C) while the Funding Company Security Agreement Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Funding Company Security Agreement Collateral in good condition.

                  (b) the Grantor's obligation to turn over or deliver the Funding Company Security Agreement Collateral as set forth above is of the essence of this Funding Company Security Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to obtain a decree requiring specific performance by the Grantor of said obligation.

                  (c) when the Funding Company Security Agreement Collateral is in the Collateral Agent's possession, (i) the Grantor shall pay (or reimburse the Collateral Agent on demand for) all reasonable expenses (including the cost of any insurance and payment of taxes or other charges and attorneys' fees of the Collateral Agent) incurred in the custody, preservation, use or operation of the Funding Company Security Agreement Collateral, and the obligation to reimburse all such expenses shall be secured hereby, and

(ii) the risk of accidental loss or damage shall be on the Grantor to the extent of any deficiency in any effective insurance coverage.

                  (d) the Grantor shall reimburse the Collateral Agent for all its expenses in connection with the exercise of its rights hereunder, including, without limitation, all reasonable attorneys' fees and legal expenses incurred by the Collateral Agent. Expenses of retaking, holding, preparing for sale, selling or the like shall include the reasonable attorneys' fees and legal expenses of the Collateral Agent. All such expenses shall be secured hereby.

                  SECTION 7.2. REMEDIES; DISPOSITION OF THE FUNDING COMPANY SECURITY AGREEMENT COLLATERAL. Any Funding Company Security Agreement Collateral repossessed by the Collateral Agent under or pursuant to SECTION 7.1 (Remedies; Obtaining the Funding Company Security Agreement Collateral upon Default) and any other Funding Company Security Agreement Collateral, whether or not so repossessed by the Collateral Agent, may, to the extent permitted by any Contract terms governing such Funding Company Security Agreement Collateral and subject to the Intercreditor Agreement, be sold, leased or otherwise disposed of under one or more contracts or as an entirety, whether by public or private sale and without the necessity of gathering at the place of sale; the property to be sold, may be sold in such manner, at such time or times, at such place or places and on such terms (whether cash or credit, and in the case of credit, without assumption of future credit risk) as the Collateral Agent may, in compliance with Applicable Laws, determine to be commercially reasonable. If any Funding Company Security Agreement Collateral is sold by the Collateral Agent upon credit or for future delivery, the Collateral Agent shall not be liable for the failure of the purchaser to pay for the same and in such event the Collateral Agent may resell the Funding Company Security Agreement Collateral. In no event shall the Grantor be credited with any part of the proceeds of sale of any Funding Company Security Agreement Collateral until cash payment thereof has actually been received by the Collateral Agent. Any of the Funding Company Security Agreement Collateral may be sold, leased or otherwise disposed of, or options or contracts may be entered to do so, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition shall be made upon not less than ten (10) Business Days' written notice to the Grantor specifying the time such disposition is to be made and, if such disposition shall be a public sale, specifying the place of such sale. Any such sale may be adjourned by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by Applicable Laws, the Collateral Agent may itself bid for and become the buyer of the Funding Company Security Agreement Collateral or any item thereof offered for sale at a public auction without accountability to the Grantor.

                  SECTION 7.3. WAIVER. (a) EXCEPT AS OTHERWISE PROVIDED IN THIS FUNDING COMPANY SECURITY AGREEMENT, THE GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE FUNDING COMPANY SECURITY AGREEMENT COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL IN ACCORDANCE WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND THE GRANTOR HEREBY FURTHER WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAWS:

                     (i) all damages occasioned by such taking of possession
                  except any damages which are finally judicially determined to have been the direct result of the Collateral Agent's gross negligence or wilful misconduct;

                     (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder;

                     (iii) demand of performance or other demand, notice of
                  intent to demand or accelerate, notice of acceleration, presentment, protest, advertisement or notice of any kind to or upon the Grantor or any other Person; and

                     (iv) all rights of redemption, appraisement, valuation,
                  stay, extension or moratorium now or hereafter in force under any Applicable Laws in order to prevent or delay the enforcement of this Funding Company Security Agreement or the absolute sale of the Funding Company Security Agreement Collateral or any portion thereof, and the Grantor, insofar as it may now or hereafter lawfully do so, hereby waives the benefit of such Applicable Laws.

                  (b) Without limiting the generality of the foregoing, the Grantor hereby: (i) authorizes the Collateral Agent, in its sole discretion and without notice to or demand upon the Grantor and without otherwise affecting the obligations of the Grantor hereunder from time to time, to take and hold other collateral granted to it by any other Person (in addition to the Funding Company Security Agreement Collateral) for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other Person granting security for or in any way obligated upon any Obligations, or any part thereof; and (ii) waives and releases any and all right to require the Collateral Agent to collect any of the Obligations from any specific item or items of Funding Company Security Agreement Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral (other than the Funding Company Security Agreement Collateral) for any of the Obligations.

                  (c) Any sale of, or the grant of options to purchase, or any other realization upon, any Funding Company Security Agreement Collateral shall, provided that it is done in accordance with Applicable Laws and this Funding Company Security Agreement, operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all Persons claiming or attempting to claim the Funding Company Security Agreement Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Grantor.

                  SECTION 7.4. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Collateral Agent in exercising any right, remedy, power or privilege hereunder and no course of dealing between the Grantor and the Collateral Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Collateral Agent deems expedient and are not exclusive of any rights or remedies which the Collateral Agent would otherwise have whether by agreement or now or hereafter existing under Applicable Laws. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent to any other or future action in any circumstances without notice or demand.

                  SECTION 7.5. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent, on behalf of the Secured Parties, shall have instituted any proceeding to enforce any right, power or remedy under this Funding Company Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then, in every such case, subject to the terms of any final non-appealable judgment rendered in any such proceeding, the Grantor, the Collateral Agent and any other holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Funding Company Security Agreement Collateral, subject to the Security Interest created under this Funding Company Security Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                  SECTION 7.6. APPLICATION OF PROCEEDS; GRANTOR LIABLE FOR DEFICIENCY. The Collateral Agent shall apply any proceeds from time to time held by it and the net proceeds of any collection, recovery, receipt, appropriation, realization or sale with respect to the Funding Company Security Agreement Collateral in accordance with the Intercreditor Agreement. Any surplus remaining after payment in full of all of the Obligations shall be paid over to the Grantor or to whomever may be entitled to receive such surplus. The Grantor shall be liable for any deficiency remaining after any application of funds pursuant hereto.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.1. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be provided in writing and shall be delivered by hand or overnight courier service, mailed, or sent by telecopy to the Grantor at its address set forth in SECTION
11.5 (Notices) of the Indenture and the Collateral Agent at 101 Barclay Street, Floor 21 East, New York, New York 10286, Attention: Corporate Trust Administration - International Finance Unit or at such other address as shall be designated by such Person in a written notice to the other party hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Funding Company Security Agreement shall be deemed to have been given on the date of receipt, if delivered by hand or overnight courier service or sent by telecopy, or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case, delivered, sent or mailed (properly addressed) to such party as provided in this SECTION
8.1 or in accordance with the latest unrevoked direction from such party given in accordance with this SECTION 8.1.

                  SECTION 8.2. AMENDMENT. No waiver, amendment, modification or termination of any provision of this Funding Company Security Agreement, or consent to any departure by the Grantor therefrom, shall in any event be effective without the prior written consent of the Collateral Agent, acting pursuant to SECTION 2.1 of the Intercreditor Agreement, and none of the Funding Company Security Agreement Collateral shall be released without the written consent of the Collateral Agent, acting pursuant to SECTION 2.1 of the Intercreditor Agreement. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 8.3. SUCCESSORS AND ASSIGNS. All of the covenants, promises and agreements in this Funding Company Security Agreement shall be binding upon and inure to the benefit of the Grantor, the Collateral Agent, all future holders of the Obligations and their respective successors and assigns, except that the Grantor may not assign or transfer all or part of its rights or obligations under this Funding Company Security Agreement without the prior written consent of the Collateral Agent and in accordance with this Funding Company Security Agreement.

                  SECTION 8.4. SURVIVAL. All agreements, statements, representations and warranties made by the Grantor herein or in any certificate or other instrument delivered by the Grantor or on its behalf under this Funding Company Security Agreement shall be considered to have been relied upon by the Collateral Agent and shall survive the execution and delivery of this Funding Company Security Agreement and the Transaction Documents regardless of any investigation made by the Collateral Agent, or on its behalf until the Debt Termination Date.

                  SECTION 8.5. SECTION HEADINGS. Captions, section headings and the table of contents appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Funding Company Security Agreement.

                  SECTION 8.6. SEVERABILITY. In case any provision in or obligation under this Funding Company Security Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 8.7. TERMINATION; RELEASE. Upon the Debt Termination Date, this Agreement shall terminate, and the Collateral Agent, at the request and expense of the Grantor and acting in accordance with the terms of the Intercreditor Agreement, will promptly execute and deliver to the Grantor the proper instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of this Funding Company Security Agreement, and will duly assign, transfer and deliver to the Grantor (without recourse and without any representation or warranty of any kind) such of the Funding Company Security Agreement Collateral as may be in the possession of the Collateral Agent and has not theretofore been disposed of or otherwise applied or released.

                  SECTION 8.8. REINSTATEMENT. This Funding Company Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent in respect of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Grantor or any substantial part of its assets, or upon the entry of an order by a bankruptcy court avoiding payment of such amount, or otherwise, all as though such payments had not been made.

                  SECTION 8.9. COUNTERPARTS. This Funding Company Security Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Funding Company Security Agreement by signing any such counterpart.

                  SECTION 8.10. GOVERNING LAW; SUBMISSION TO JURISDICTION. (i) This Funding Company Security Agreement is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

              (ii) Any legal action or proceeding against the Grantor with respect to this Funding Company Security Agreement may be brought in the courts of the State of New York in the County of New York or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, the Grantor hereby irrevocably submits and accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Grantor agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon the Grantor, and may be enforced in any other jurisdiction by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. The Grantor hereby irrevocably designates, appoints and empowers Corporation Service Company with offices on the date hereof at 375 Hudson Street, New York, New York 10014-3686, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Grantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Collateral Agent. The Grantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Grantor at its address referred to in SECTION 8.1 (Notices), such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Grantor in any other jurisdiction.

              (iii) The Grantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Funding Company Security Agreement brought in the courts referred to in clause (ii) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

              (iv) WITH REGARD TO THIS FUNDING COMPANY SECURITY AGREEMENT, THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY.

                  SECTION 8.11. CONFLICT WITH INTERCREDITOR AGREEMENT. In case of a conflict between any provision of this Funding Company Security Agreement and any provision of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control. No such conflict shall be deemed to exist merely because this Funding Company Security Agreement imposes greater obligations on the Grantor than the Intercreditor Agreement.

                  SECTION 8.12. ENTIRE AGREEMENT. This Funding Company Security Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement as to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions thereof.

                  SECTION 8.13. COLLATERAL AGENT. The rights, duties, benefits, privileges and protections provided to the Collateral Agent in accordance with the terms of the Intercreditor Agreement or the Indenture, as applicable, are expressly incorporated herein by reference thereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Funding Company Security Agreement to be duly executed and delivered as a deed by their duly authorized officers as of the date first above written.



                                    YORK POWER FUNDING (CAYMAN) LIMITED



                                    By: /s/ Martin Couch
                                       ----------------------------------------
                                        Name:  Martin Couch
                                        Title:    Director

                                    THE BANK OF NEW YORK, as Collateral Agent


                                    By: /s/ Joseph Ernst
                                       ----------------------------------------
                                        Name:  JOSEPH ERNST
                                        Title: VICE PRESIDENT

                                                                   SCHEDULE I TO
                                                                 FUNDING COMPANY
                                                              SECURITY AGREEMENT


                                 FILING OFFICES



1.   Office of the New York Secretary of State

2.   New York City Register - New York County

                                                                  SCHEDULE II TO
                                                                 FUNDING COMPANY
                                                              SECURITY AGREEMENT

                                   INSTRUMENTS

None

                                                                 SCHEDULE III TO
                                                                 FUNDING COMPANY
                                                              SECURITY AGREEMENT


                                   COPYRIGHTS


 None

                                                                  SCHEDULE IV TO
                                                                 FUNDING COMPANY
                                                              SECURITY AGREEMENT


                                     PATENTS


 None

                                                                   SCHEDULE V TO
                                                                 FUNDING COMPANY
                                                              SECURITY AGREEMENT


                                   TRADEMARKS


 None

                                                              SCHEDULE 3.4(A) TO
                                                                 FUNDING COMPANY
                                                              SECURITY AGREEMENT



                             CHIEF EXECUTIVE OFFICES


York Power Funding (Cayman) Limited
c/o  Queensgate SPV Services, Limited
P.O. Box 1093 GT,
Compass Center, 2nd Floor
Crewe Road
Grand Cayman, Cayman Islands

                                                                 SCHEDULE 4.2 TO
                                                                 FUNDING COMPANY
                                                              SECURITY AGREEMENT


           LOCATIONS OF FUNDING COMPANY SECURITY AGREEMENT COLLATERAL


c/o  Queensgate SPV Services, Limited
P.O. Box 1093 GT,
Compass Center, 2nd Floor
Crewe Road
Grand Cayman, Cayman Islands